Fees Summary	Oct. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,437,101,539.06
Previously Paid Amount	0.00
Total Fee Amount	198,463.72
Total Offset Amount	0.00
Net Fee	$ 198,463.72
Final Prospectus	false